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                             NU-KOTE HOLDING, INC.
                               SENIOR MANAGEMENT
                         STOCK APPRECIATION RIGHTS PLAN
                            AS AMENDED AND RESTATED
                               SEPTEMBER 27, 1996
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                             NU-KOTE HOLDING, INC.
                SENIOR MANAGEMENT STOCK APPRECIATION RIGHTS PLAN

    1.  GENERAL.

    (a) The purpose of this Plan is to attract and retain senior executive officers for Nu-kote Holding, Inc., a Delaware corporation (the "Company"), and its Subsidiaries and to provide to such persons incentives and rewards for superior performance.

    (b) This Plan shall become effective on June 22, 1995; provided it is approved by stockholders of the Company prior to the disbursement of any amounts payable under any Award granted hereunder.

    (c) No Awards shall be made under this Plan more than 10 years after its effective date; PROVIDED, HOWEVER, that this Plan and all Awards made hereunder prior to such termination date shall remain in effect until such Awards have been satisfied or terminated in accordance with this Plan and the terms of such Awards.

    2.  DEFINITIONS.  As used in this Plan:

    "Appreciation Right" means a right granted pursuant to Paragraph 4 of this Plan.

    "Appreciation Right Notification" means the notification delivered by the Company to a Participant embodying the terms of an Appreciation Right granted hereunder.

    "Award" means a grant of an Appreciation Right or Restricted Stock.

    "Board" means the Board of Directors of the Company.

    "Code" means the Internal Revenue Code of 1986, as in effect from time to time.

    "Committee" means the committee to which the Board has delegated its authority to administer this Plan pursuant to Paragraph 10 of this Plan.

    "Common Stock" means the Class A Common Stock, par value $.01 per share, of the Company or any security into which such Common Stock may be changed by reason of any transaction or event of the type described in Paragraph 7 of this Plan.

    "Company Security" means any security (as that term is defined in Section 2(1) of the Securities Act of 1933) of the Company other than Common Stock.

    "Date of Grant" means the date specified by the Board on which a grant of an Appreciation Right or a grant or sale of Restricted Stock shall become effective (which date shall not be earlier than 90 days prior to the date on which the Board takes action with respect thereto).

    "Disability" means total and permanent disability. An individual shall be considered permanently and totally disabled if he is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months. An individual shall not be considered to be disabled unless he furnishes proof of the existence thereof in such form and manner, and at such times, as the Board may require.

    "ERISA" means the Employee Retirement Income Security Act of 1974, as in effect from time to time.

    "Fair Market Value" means the value of any Company Security as determined by the Board in its sole discretion as of the date of any such determination.

    "Grant Price" means the price per share of Common Stock at which an Appreciation Right is granted.

    "Market Value Per Share" means, at any date, the closing sale price of the Common Stock on that date (or, if there are no sales on that date, the last preceding date on which there was a sale) in the principal market in which the Common Stock is traded, or if no market for the Common Stock exists, the price determined by the Board in its sole discretion at the time of any such determination.
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    "Participant" means a person who is selected by the Board to receive benefits under this Plan and who is at the time a senior executive officer of the Company or any of its Subsidiaries, or who has agreed to commence serving in any such capacity within 90 days of the Date of Grant.

    "Performance Objectives" means the objectives, if any, established by the Board that are to be achieved with respect to an Award granted under this Plan, which may be described in terms of stock performance, results of operations, return on equity or assets, or in other terms, and which shall relate to the Performance Period determined by the Board. The Board may adjust Performance Objectives if, in the sole judgment of the Board, events or transactions have occurred which are unrelated to the performance of the Participant and result in a distortion of the Performance Objectives.

    "Performance Period" means, in respect of an Award, a period of time established by the Board within which the Performance Objectives relating to such Award are to be achieved.

    "Restricted Stock" means shares of Common Stock granted or sold pursuant to Paragraph 5 of this Plan as to which neither the substantial risk of forfeiture nor the prohibitions or restrictions on transfer referred to therein has expired.

    "Rule 16b-3" means Rule 16b-3 under the Securities Exchange Act of 1934, as amended, (or any successor rule to the same effect) as in effect from time to time.

    "Spread" means the excess of the Market Value Per Share on the date when an Appreciation Right is exercised over the Grant Price provided for in the Appreciation Right, multiplied by the number of shares of Common Stock in respect of which the Appreciation Right is exercised.

    "Subsidiary" means any corporation in which at the time the Company owns or controls, directly or indirectly, not less than 50% of the total combined voting power represented by all classes of stock issued by such corporation.

    3. SHARES AVAILABLE UNDER PLAN. Subject to adjustment as provided in Paragraph 7 of this Plan, (i) the aggregate number of shares of Common Stock and any other Company Security which may be delivered upon exercise of Appreciation Rights or granted or sold as Restricted Stock and released from substantial risk of forfeiture and prohibitions or restrictions on transfer thereof under this Plan shall not exceed 1,600,000, and (ii) the maximum number of shares of Common Stock and any other Company Security which may be delivered to any Participant under this Plan is 800,000. Such shares may be authorized but unissued shares or treasury shares or a combination of the foregoing. Upon exercise of any Appreciation Right, there shall be deemed to have been delivered under this Plan for purposes of this Paragraph 3 the number of shares of Common Stock in respect of which such Appreciation Right is exercised, regardless of whether such Appreciation Right is paid in cash, Company Securities or shares of Common Stock. Subject to the provisions of the preceding sentence, any shares of Common Stock (i) which are subject to an Appreciation Right that is terminated unexercised, or forfeited or surrendered, or that expires for any reason, or
(ii) which are granted or sold as Restricted Stock that is forfeited or surrendered, will again be available for issuance under this Plan.

    4. APPRECIATION RIGHTS. The Board may, from time to time and upon such terms and conditions as it may determine, authorize the granting to any Participant of Appreciation Rights. An Appreciation Right shall be a right of the Participant who has been granted such Award to receive from the Company upon exercise an amount which shall be determined by the Board (whether by reference to Performance Objectives or otherwise) and shall be expressed as a percentage (not greater than 100%) of the Spread at the time of exercise. Each grant of an Appreciation Right may utilize any or all of the authorizations, and shall be subject to all of the limitations, contained in the following provisions:

    (a) Each grant shall state the number of shares of Common Stock in respect of which the Award is made.

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    (b) Each grant shall specify the Grant Price, which shall not be less than
50% of the Market Value Per Share on the Date of Grant.

    (c) Any grant may specify that the amount payable on exercise of an Appreciation Right may be paid by the Company in (i) cash, (ii) shares of Common Stock having an aggregate Market Value Per Share equal to the specified percentage of the Spread (including Restricted Stock), (iii) Company Securities having an aggregate Fair Market Value equal to the specified percentage of the Spread, or (iv) any combination thereof, as determined by the Board in its sole discretion at the time of payment.

    (d) Each grant shall specify that the amount payable on exercise of an Appreciation Right (valuing shares of Common Stock for this purpose at their Market Value Per Share at the date of exercise and valuing Company Securities for this purpose at their Fair Market Value at the date of exercise) shall not exceed a maximum fixed by the Board at the Date of Grant.

    (e) Each grant shall specify the required period or periods of continuous service by the Participant with the Company or any Subsidiary and/or the Performance Period related to any Performance Objectives specified by the Board before the Appreciation Right or installments thereof will become exercisable, and shall provide that no Appreciation Right may be exercised except at a time when the Spread is positive.

    (f) Each grant shall be evidenced by a notification executed on behalf of the Company by an officer and delivered to and accepted by the Participant receiving the grant, which notification shall describe the Appreciation Right, state that the Appreciation Right is subject to all the terms and conditions of this Plan and contain such other terms and provisions, consistent with this Plan, as the Board may approve.

    5. RESTRICTED STOCK. The Board may also authorize the granting or sale to Participants of Restricted Stock. Each grant or sale of Restricted Stock may utilize any or all of the authorizations, and shall be subject to all of the limitations, contained in the following provisions:

    (a) Each grant or sale shall constitute an immediate transfer of the ownership of shares of Common Stock to the Participant in consideration of the performance of services, entitling such Participant to voting, dividend and other ownership rights, but subject to the substantial risk of forfeiture and prohibitions or restrictions on transfer hereinafter referred to.

    (b) Each grant or sale may be made without additional consideration or in consideration of a payment by the Participant that is less than the Market Value Per Share at the Date of Grant.

    (c) Each grant or sale shall provide that the shares of Restricted Stock covered by such grant or sale shall be subject, for a period to be determined by the Board at the Date of Grant, to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code and the regulations of the Internal Revenue Service thereunder.

    (d) Each grant or sale shall provide that during the period for which a substantial risk of forfeiture is to continue, the transferability of the Restricted Stock shall be prohibited or restricted in a manner and to the extent prescribed by the Board at the Date of Grant (which restrictions may include, without limiting the generality of the foregoing, rights of repurchase or first refusal in the Company or provisions subjecting the Restricted Stock to a continuing substantial risk of forfeiture in the hands of any transferee).

    (e) Each grant or sale of Restricted Stock shall be evidenced by an agreement executed on behalf of the Company by an officer and delivered to and accepted by the Participant, and shall contain such other terms and provisions, consistent with this Plan, as the Board may approve.

    6. TRANSFERABILITY. No Appreciation Right shall be transferable by a Participant other than (i) by will or the laws of descent and distribution, (ii) pursuant to a qualified domestic relations order as defined by the Code or Title I of ERISA, or the rules or regulations thereunder, (iii) by gift to members of the Participant's immediate family (i.e., spouse, child, stepchild or grandchild), or (iv) in trust for the benefit of the Participant or any person included under (iii) above; PROVIDED that the Participant's beneficiary, the representative of the Participant's estate, the trustee of any trust, or other such person acknowledges and

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agrees in writing, in a form reasonably acceptable to the Company, to be bound by the provisions of the Plan (including the exercise procedures described therein) and the Appreciation Right Notification covering such Appreciation Right as if such beneficiary, estate, trust, or other person were the Participant. Notwithstanding the foregoing, once an Appreciation Right is transferred, it may not be subsequently transferred by the transferee except by will or by the laws of descent and distribution.

    7. ADJUSTMENTS. The Board may make or provide for such adjustments in the share amounts specified in Paragraph 3 of this Plan, in the number and type of shares covered by outstanding Appreciation Rights, and/or in the Grant Price applicable to such Appreciation Rights, as the Board in its sole discretion, exercised in good faith, may determine is equitably required to prevent dilution or enlargement of the rights of Participants that otherwise would result from any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, merger, consolidation, spin-off, reorganization, partial or complete liquidation, issuance of rights or warrants to purchase securities or any other corporate transaction or event having an effect similar to any of the foregoing.

    8. FRACTIONAL SHARES. The Company shall not be required to issue any fractional share of Common Stock or of any Company Security pursuant to this Plan. The Board may provide for the elimination of fractions or for the settlement of fractions in cash.

    9. WITHHOLDING TAXES. To the extent that the Company is required to withhold Federal, state, local or foreign taxes in connection with any payment made or benefit realized by a Participant or other person under this Plan, and the amounts available to the Company for such withholding are insufficient, it shall be a condition to the receipt of such payment or the realization of such benefit that the Participant or such other person make arrangements satisfactory to the Company for payment of the balance of such taxes required to be withheld, which arrangements in the discretion of the Board may include relinquishment of a portion of such benefit.

    10.  ADMINISTRATION OF THE PLAN.

    (a) This Plan shall be administered by the Board, which may from time to time delegate all or any part of its authority under this Plan to a committee of not less than two non-employee directors appointed by the Board, each of whom shall be a "non-employee director" within the meaning of Rule 16b-3 and an "outside director" within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder (the "Committee"). To the extent of such delegation, references herein to the "Board" shall include the Committee. A majority of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at any meeting at which a quorum is present, or acts unanimously approved in writing, shall be the acts of the Committee.

    (b) The interpretation and construction by the Board of any provision of this Plan or of any notification, agreement or document evidencing the grant of an Award and any determination by the Board pursuant to any provision of this Plan or of any such notification, agreement or document shall be final and conclusive. No member of the Board or the Committee shall be liable for any such action or determination made in good faith.

    11.  AMENDMENTS, ETC.

    (a) This Plan may be amended from time to time by the Board, but no such amendment shall in any manner adversely affect any Award theretofore granted under this Plan, without the consent of the Participant holding such Award.

    (b) The Board may, with the concurrence of the affected Participant, cancel any Award granted under this Plan. In the event of such cancellation, the Board may authorize the granting of new Awards (which may or may not cover the same number of shares which had been the subject of the prior Award) in such manner, at such price and subject to the same terms, conditions and discretions as would have been applicable under this Plan had the canceled Awards not been granted.

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    (c) In case of termination of employment by reason of death, Disability or retirement at age 65, or early retirement with the consent of the Board, of a Participant who holds an Appreciation Right not immediately exercisable in full or any Restricted Stock as to which the substantial risk of forfeiture and the prohibitions or restrictions on transfer have not lapsed, the Board may, in its sole discretion, accelerate the time at which such Appreciation Right may be exercised or the time at which such substantial risk of forfeiture and prohibitions or restrictions on transfer will lapse.

    (d) This Plan shall not confer upon any Participant any right with respect to continuance of employment or other service with the Company or any Subsidiary, nor shall it interfere in any way with any right the Company or any Subsidiary would otherwise have to terminate such Participant's employment or other service at any time.

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